Supplemental Information Second-Quarter Earnings Call 2014

Market & Financial Overview

Q2 & FY Capital Markets & Leasing Markets Volumes JLL Research Leasing Activity Improving Investment Volume Strength Varies 3 HISTORICAL FORECAST Q2 2014 v. Q2 2013 Q2 TTM 2014 v. Q2 TTM 2013 FY 2014 v. FY 2013 Market Volumes Market Volumes Market Volumes Capital Markets(1) Americas 30% 34% ~ 25% EMEA 49% 42% ~ 15% Asia Pacific -2% 12% ~ 10% Total 28% 32% ~ 20% HISTORICAL FORECAST Q2 2014 v. Q2 2013 Q2 TTM 2014 v. Q2 TTM 2013 FY 2014 v. FY 2013 Gross Absorption Gross Absorption Gross Absorption Leasing Americas (U.S. only) 0% 5% ~ 0-5% EMEA (Europe only) 11% -3% ~ 5% Asia Pacific (select markets) 20% 7% ~ 15-20% Total 5% 3% ~ 5% (1) Market volume data excludes multi-family assets. Source: JLL Research, July 2014

# Selected Business Wins and Expansions



**Americas**

- Royal Bank of Scotland – 1.4M sf
- Desjardins – 600K sf
- Samsung Telecommunications Americas – 800K sf
- 225 Bush, San Francisco – $350M
- 61 Broadway, New York – $200M
- Novotel, New York – $274M
- Volkswagen, Poland
- BNY Mellon, New York – 350K sf
- Foley & Lardner, New York – 83K sf



**EMEA**

- HSBC Tower, London
- Sapphire Portfolio, Dublin – €375M
- Les Ateliers du Parc, Paris – €155M
- European Hotel Portfolio – 18 Assets
- Hilal Tower, Abu Dhabi – 375K sf
- International Quarter, London – 248K sf
- Levent 199, Istanbul – 323K sf
- Talan Towers, Kazakhstan – 1.3M sf



**Asia Pacific**

- AstraZeneca, Sydney
- Bharti Airtel Limited, Gurgaon – 475K sf
- TiT International Square, Taiwan – $132M
- Westpac Place, Sydney – AUD 435M
- Sofitel Sydney Wentworth – $181M
- Shanghai Tower, Shanghai – 2.3M sf
- Poly International Plaza T1, Beijing – 660K sf
- Capital Place, Jakarta – 974K sf

4

JLL

# Prime Offices – Projected Changes in Values, 2014

| | Rental Values | Capital Values |
|---|---|---|
| + 10-20% | Singapore | Tokyo, Boston, Chicago Madrid, New York*, Los Angeles San Francisco, Mexico City |
| + 5-10% | Dubai, London*, Tokyo Beijing, San Francisco, New York* Boston, Mexico City | Dubai, London* Seoul, Sydney, Beijing Frankfurt, Singapore |
| + 0-5% | Stockholm, Hong Kong, Seoul Paris*, Sydney, Frankfurt Chicago, Los Angeles, Toronto, Washington DC Shanghai, Madrid, Brussels, Mumbai | Stockholm, Paris*, Toronto Washington DC, Shanghai, Mumbai Brussels, Hong Kong |
| - 0-5% | Moscow | |
| - 5-10% | Sao Paulo | Moscow, Sao Paulo |

*New York – Midtown, London – West End, Paris - CBD. Nominal rates in local currency.
Source: JLL Research, July 2014

JLL

5

Financial Information

$908.3 $1,086.0 2013 2014 $234.1 $309.0 2013 2014 $407.4 $493.6 2013 2014 $205.0 $214.4 2013 2014 7 Q2 2014 Revenue Performance Note: Equity earnings of $9.1M and $12.5M in 2013 and 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LaSalle Consolidated ($ in millions; % change in local currency)  22% (27% gross)  24% (39% gross)  8% (21% gross)  18% (28% gross) $431.6 Fee revenue Gross contract costs $71.0 $81.5 2013 2014  13% $545.1 $267.6 $395.6 $228.4 $267.5 $989.4 $1,277.2

$135.8 $154.0 2013 2014  12% $444.9 $543.0 2013 2014 $1,688.8 $1,963.7 2013 2014 $749.8 $900.1 2013 2014 $372.9 $388.0 2013 2014 8 YTD 2014 Revenue Performance Note: Equity earnings of $14.6M and $21.4M in 2013 and 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LaSalle Consolidated ($ in millions; % change in local currency)  21% (26% gross)  16% (31% gross)  9% (21% gross)  16% (25% gross) $793.3 Fee revenue Gross contract costs $992.4 $512.6 $707.5 $418.3 $482.1 $1,845.4 $2,314.6

9 Q2 2014 Real Estate Services Revenue ($ in millions; % change in local currency over Q2 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $249.6  26% $67.6  7% $48.0  27% $365.2  23% Capital Markets and Hotels & Hospitality $60.1  13% $93.4  38% $29.6  (29%) $183.1  12% Property & Facility Management - Fee $103.6  21% $60.3  35% $93.3  17% $257.2  22% Gross Revenue $154.3  43% $88.5  77% $130.4  34% $373.2  46% Project & Development Services - Fee $51.3  23% $34.1  16% $17.5  12% $102.9  19% Gross Revenue $52.1  23% $92.5  56% $33.5  64% $178.1  46% Ad isory, Consulting & Other $28.0  3% $53.6  21% $26.0  6% $107.6  12% Total RES Operating Fee Revenue $492.6  22% $309.0  24% $214.4  8% $1,016.0  19% Gross Revenue $544.1  27% $395.6  39% $267.5  21% $1,207.2  29% Americas EMEA Asia Pacific Total RES

10 YTD 2014 Real Estate Services Revenue ($ in millions; % change in local currency over YTD 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $438.2  25% $121.7  7% $75.0  19% $634.9  21% Capital Markets and Hotels & Hospitality $100.3  9% $147.8  14% $51.3  (21%) $299.4  4% Property & Facility Management - Fee $209.6  21% $112.4  30% $182.7  17% $504.7  21% Gross Revenue $300.3  41% $165.1  75% $252.9  33% $718.3  44% Project & Development Services - Fee $96.0  21% $62.7  15% $31.5  6% $190.2  16% Gross Revenue $97.6  23% $174.5  48% $55.4  43% $327.5  38% Ad isory, Consulting & Other $54.8  7% $98.4  15% $47.6  13% $200.8  12% Total RES Operating Fee Revenue $898.9  21% $543.0  16% $388.1  9% $1,830.0  16% Gross Revenue $991.2  26% $707.5  31% $482.2  21% $2,180.9  26% Americas EMEA Asia Pacific Total RES

LaSalle Investment Management Note: AUM data reported on a one-quarter lag. Q2 2014 Highlights Q2 2014 AUM = $50.0 Billion U.K. $16.9 Continental Europe $4.8 North America $12.6 Asia Pacific $4.8 Public Securities $10.9 Revenue Q2 2014 Q2 2013 Advisory Fees $ 60 $ 55 Transaction Fees & Other 4 5 Incentive Fees 6 1 Operating Revenue $ 70 $ 61 Equity Earnings 12 10 Total Revenue $ 82 $ 71 Adjusted EBITDA $ 23 $ 20 Adjusted EBITDA Margin 27.9% 28.4% ($ in millions) ($ in billions) 11 Separate Accounts $26.1 Commingled Funds $13.0 Public Securities $10.9 • Assets Under Management reach $50 billion • New capital raised of $2.3 billion through YTD June 2014 • Continued incentive fee potential as legacy funds liquidate in future quarters

Solid Balance Sheet Position Q2 2014 Highlights ($ in millions) 12 Balance Sheet Q2 2014 Q4 2013 Q2 2013 Cash and Cash Equivalents $ 151 $ 153 $ 122 Short-Term Borrowings 25 25 51 Credit Facility 410 155 479 Net Bank Debt $ 284 $ 27 $ 408 Long-Term Senior Notes 275 275 275 Deferred Business Acquisition Obligations 113 135 151 Total Net Debt $ 672 $ 437 $ 834 (1) Excludes investments in joint venture entities, capitalized leases and tenant improvement allowances that are required to be consolidated under U.S. GAAP (2) Includes deferred acquisition payments and earn outs paid during the period for transactions closed in prior periods (3) Includes distributions of $23m partially offset by capital contributions of $19m. • Investment grade balance sheet; Baa2 (Stable) / BBB- (Positive) – In June 2014, Standard & Poor’s improved its outlook on JLL rating to positive from stable – Reduced net debt by $162 million from Q2 2013 • Low cost debt driving reduced interest expense – YTD Q2 2014 net interest expense of $14.3 million down from $17.0 million for YTD Q2 2013 • YTD Q2 2014 Investment Spending YTD Q2 2014 – Capital Expenditures (1) $42 m – M&A (2) $57 m – Co-Investment (3) ($4 m)

Appendix

# Prime Offices – Capital Value Clock, Q2 2013 v Q2 2014



Q2 2013
Hong Kong
Sydney
Toronto
Boston, Chicago
New York, Los Angeles, Stockholm
San Francisco, Houston, Berlin
Washington DC, Amsterdam
Sao Paulo, Paris
Mexico City, Frankfurt
Moscow
Capital Value growth slowing
Capital Values falling
Dallas, Singapore
Milan
London
Beijing
Capital Value growth accelerating
Capital Values bottoming out
Seoul, Tokyo
Mumbai
Brussels
Shanghai
Madrid
Q2 2014
Toronto, Mexico City
Moscow
Sydney, Singapore
Berlin
Shanghai
Hong Kong
Washington, DC
New York, Los Angeles
Boston, Chicago
San Francisco
Houston, Frankfurt
Dallas
Sao Paulo
Capital Value growth slowing
Capital Values falling
London
Seoul
Tokyo
Capital Value growth accelerating
Capital Values bottoming out
Stockholm
Mumbai, Beijing
Brussels
Madrid
Amsterdam
Paris
Milan
Americas
EMEA
Asia Pacific

Based on notional capital values for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, July 2014

JLL

14

# Prime Offices – Rental Clock, Q2 2013 v Q2 2014


Q2 2013
Amsterdam
Stockholm
Berlin, Moscow
Houston
San Francisco
Toronto
Mexico City
Dallas, Frankfurt
London
Mumbai, Boston
Tokyo
New York
Istanbul, Dubai
Los Angeles, Seoul, Shanghai
Chicago
Hong Kong
Singapore
Brussels
Madrid
Washington, DC
Sydney
Beijing
Johannesburg
Milan
Sao Paulo
Paris
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Q2 2014
Mexico City
Moscow
Amsterdam
Toronto
Johannesburg
Shanghai
Berlin
Frankfurt
Houston
San Francisco
Dallas
Sao Paulo
London
New York, Stockholm
Tokyo
Boston
Los Angeles, Mumbai
Singapore
Istanbul, Beijing
Chicago, Dubai
Seoul
Washington, DC
Madrid, Milan
Paris, Brussels
Hong Kong
Sydney
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Americas
EMEA
Asia Pacific

Based on rents for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, July 2014

JLL

15

16 Q2 2014 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LaSalle Consolidated * Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended June 30, 2013, and 2014, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $18.1 $30.3 2013 2014 $16.5 $19.0 2013 2014 $20.2 $22.8 2013 2014 $101.7 $132.4 2013 2014 $46.9 $60.3 2013 2014

17 YTD 2014 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LaSalle Consolidated * Refer to slide 22 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the six months ended June 30, 2013, and 2014, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $72.0 $90.6 2013 2014 $21.5 $30.8 2013 2014 $22.0 $23.3 2013 2014 $33.9 $39.6 2013 2014 $149.5 $184.4 2013 2014

18 Q2 2014 Real Estate Services Revenue ($ in millions; % change in USD over Q2 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $249.6  26% $67.6  12% $48.0  22% $365.2  23% Capital Markets and Hotels & Hospitality $60.1  13% $93.4  48% $29.6  (30%) $183.1  15% Property & Facility Management - Fee $103.6  20% $60.3  44% $93.3  13% $257.2  22% Gross Revenue $154.3  40% $88.5  89% $130.4  30% $373.2  45% Project & Development Services - Fee $51.3  21% $34.1  24% $17.5  8% $102.9  20% Gross Revenue $52.1  22% $92.5  65% $33.5  57% $178.1  48% Advisory, Consulting & Other $28.0  2% $53.6  29% $26.0  4% $107.6  14% Total RES Operating Fee Revenue $492.6  21% $309.0  32% $214.4  5% $1,016.0  20% Gross Revenue $544.1  26% $395.6  48% $267.5  17% $1,207.2  30% Americas EMEA Asia Pacific Total RES

19 YTD 2014 Real Estate Services Revenue ($ in millions; % change in USD over YTD 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $438.2  25% $121.7  12% $75.0  15% $634.9  21% Capital Markets and Hotels & Hospitality $100.3  9% $147.8  22% $51.3  (24%) $299.4  6% Property & Facility Management - Fee $209.6  19% $112.4  36% $182.7  11% $504.7  19% Gross Revenue $300.3  37% $165.1  84% $252.9  26% $718.3  41% Project & Development Services - Fee $96.0  20% $62.7  22% $31.5 1 0% $190.2  16% Gross Revenue $97.6  21% $174.5  56% $55.4  34% $327.5  40% Advisory, Consulting & Other $54.8  6% $98.4  22% $47.6  9% $200.8  14% Total RES Operating Fee Revenue $898.9  20% $543.0  22% $388.1  4% $1,830.0  17% Gross Revenue $991.2  25% $707.5  38% $482.2  15% $2,180.9  26% Americas EMEA Asia Pacific Total RES

Fee Revenue / Expense Reconciliation Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from adjusted operating income margin. • Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Gross accounting requirements increase revenue and costs without corresponding profit • Business managed on a fee revenue basis to focus on margin expansion in the base business 20 ($ in millions) 2014 2013 2014 2013 Revenue $1,277.2 $ 989.4 $2,314.6 $1,845.4 Gross contract costs (191.2) (81.1) (350.9) (156.6) Fee revenue $1,086.0 $ 908.3 $1,963.7 $1,688.8 Operating expenses $1,185.5 $ 923.6 $2,238.2 $1,759.5 Gross contract costs (191.2) (81.1) (350.9) (156.6) Fee-based operating expenses $ 994.3 $ 842.5 $1,887.3 $1,602.9 Operating income $ 91.7 $ 65.8 $ 76.4 $ 85.9 Add: Restructuring and acquisition charges 5.5 6.6 41.4 9.8 King Sturge intangible amortization 0.6 0.6 1.1 1.1 Adjusted operating income $ 97.8 $ 73.0 $ 118.9 $ 96.8 Adjusted operating income margin 9.0% 8.0% 6.1% 5.7% Three Months Six Months Ended June 30 Ended June 30

21 Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings per Share ($ in millions) 2014 2013 2014 2013 GAAP net income attributable to common shareholders $ 71.8 $ 46.3 $ 87.7 $ 59.4 Shares (in 000s) 45,278 45,141 45,220 45,091 GAAP diluted earnings per share $ 1.58 $ 1.03 $ 1.94 $ 1.32 GAAP net income attributable to common shareholders $ 71.8 $ 46.3 $ 87.7 $ 59.4 Restructuring and acquisition charges, net 4.1 5.0 5.2 7.4 King Sturge intangible amortization, net 0.4 0.4 0.9 0.8 Adjusted net income $ 76.3 $ 51.7 $ 93.8 $ 67.6 Shares (in 000s) 45,278 45,141 45,220 45,091 Adjusted diluted earnings per share $ 1.68 $ 1.15 $ 2.07 $ 1.50 Three Months Six Months Ended June 30 Ended June 30

22 Reconciliation of GAAP Net Income to Adjusted EBITDA JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. ($ in millions) 2014 2013 2014 2013 GAAP net income $ 72.4 $ 49.5 $ 88.5 $ 62.7 Interest expense, net of interest income 7.7 9.0 14.3 17.0 Provision for (benefit from) income taxes 24.1 16.4 (5.0) 20.8 Depreciation and amortization 22.8 20.2 45.2 39.2 EBITDA $ 127.0 $ 95.1 $ 143.0 $ 139.7 Restructuring and acquisition charges 5.5 6.6 41.4 9.8 Adjusted EBITDA $ 132.5 $ 101.7 $ 184.4 $ 149.5 Ended June 30 Ended June 30 Three Months Six Months